                                                                   Exhibit 10.28

                                          ***Text Omitted and Filed Separately
                                          Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                          200.83 and 240.24b-2


                               SMITHKLINE BEECHAM
                                  VIA FACSIMILE
                  HARD COPY TO FOLLOW BY OVERNIGHT EXPRESS MAIL

                                                               November 30, 1998

Coulter Pharmaceutical, Inc.
550 California Avenue, Suite 200
Palo Alto, California 94306, USA
Attention: Chief Financial Officer

        RE: Amendment # 1 to October 23, 1998 Collaboration Agreement Coulter Pharmaceutical, Inc. - SmithKline Beecham Corporation

Dear Sir:

        This letter will confirm that the Collaboration Agreement (the "Agreement"), executed as of October 23, 1998 by and between Coulter Pharmaceutical, Inc., a company incorporated under the laws of the State of Delaware, with its principal place of business at 550 California Avenue, Suite 200, Palo Alto, California 94306, USA ("Coulter"), and SmithKline Beecham Corporation, a company incorporated under the laws of the Commonwealth of Pennsylvania, with its principal place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, USA ("SB"), shall be amended as follows:

        - In Paragraph 19.1.3, all occurrences of the date [***] shall be changed to [***].

        - All other terms and conditions of the Agreement shall remain in full force and effect.

        Please indicate your acceptance of this Amendment Agreement by signing and dating the duplicate copies of this letter below and returning on such fully executed copy to SB.

                                            Very truly yours,
                                            SMITHKLINE BEECHAM CORPORATION

                                            By:   /s/ Donald G. Parman
                                               ---------------------------------
                                            Title:   Secretary
AGREED TO AND ACCEPTED:
COULTER PHARMACEUTICAL, INC.

By:  /s/ Michael F. Bigham
---------------------------------
Title: President& CEO
---------------------------------
Date: 11-30-98
---------------------------------



            One Franklin Plaza, PO Box 7929, Philadelphia, PA 19101.
                  Telephone(215) 751 4000. Fax(215) 751 3400.




* Confidential Treatment Requested
cc (w/enclosure):

Coulter Pharmaceutical, Inc.
550 California Avenue, Suite 200
Palo Alto, California 94306
USA
Facsimile: (650) 849-7574
Attn: Chief Executive Officer

and

Coulter Pharmaceutical, Inc.
550 California Avenue, Suite 200
Palo Alto, California 94306
USA
Facsimile: (650) 849-7574
Attn: Vice President, Business Development